UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2021 (September 29, 2021)

Velo3D, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code

JAWS Spitfire Acquisition Corporation
1601 Washington Avenue, Suite 800
Miami Beach, FL 33139
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
Unless otherwise stated or unless the context otherwise requires, references to:
•“JAWS Spitfire” refer to JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company, prior to the Closing (as defined below);
•“New Velo3D” refer to Velo3D, Inc., a Delaware corporation (f/k/a JAWS Spitfire Acquisition Corporation, a Cayman Islands exempted company), and its consolidated subsidiary following the Closing;
•“Velo3D” refer to Velo3D, Inc., a Delaware corporation, prior to the Closing; and
•“we,” “us,” and “our” or the “Company” refer to New Velo3D following the Closing and to Velo3D prior to the Closing.
In addition, all references herein to the “Board” refer to the board of directors of the Company.
Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Selected Definitions” beginning on page iii thereof, and such definitions are incorporated herein by reference.
This Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

Item 1.01.	Entry into a Material Definitive Agreement.
As disclosed under the sections entitled “Business Combination Proposal” and “Domestication Proposal” beginning on page 86 and 117, respectively, of JAWS Spitfire’s definitive proxy statement and final prospectus, dated September 8, 2021 (the “Proxy Statement/Prospectus”), JAWS Spitfire previously entered into a Business Combination Agreement, dated as of March 22, 2021, with Spitfire Merger Sub, Inc., a wholly-owned subsidiary of JAWS Spitfire (“Merger Sub”), and Velo3D, as amended by Amendment #1 to Business Combination Agreement, dated as of July 20, 2021 (as amended, the “Business Combination Agreement”).
As contemplated by the Business Combination Agreement, on September 29, 2021 (the “Closing Date”), JAWS Spitfire filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which JAWS Spitfire was domesticated and continued as a Delaware corporation (the “Domestication”).
Further, as contemplated by the Business Combination Agreement, on the Closing Date, Merger Sub was merged with and into Velo3D, with Velo3D surviving the merger (the “Surviving Corporation”) as a wholly-owned subsidiary of the Company (the “Merger” and, together with the Domestication and the other transactions contemplated by the Business Combination Agreement, including the PIPE Financing (as defined below), the “Business Combination”).
Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On September 28, 2021, JAWS Spitfire held an extraordinary general meeting (the “Extraordinary General Meeting”), at which the JAWS Spitfire shareholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Business Combination. As described above, on the Closing Date, the parties consummated the Business Combination (the “Closing”). In connection with the Closing, the Company changed its name from JAWS Spitfire Acquisition Corporation to “Velo3D, Inc.”, and the Surviving Corporation changed its name from Velo3D, Inc. to “Velo3D US, Inc.”
Holders of 18,215,868 shares of JAWS Spitfire’s Class A ordinary shares (as defined below) sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from JAWS Spitfire’s initial public offering (the “IPO”), calculated as of two business days prior to the consummation of the Business Combination, which was approximately $10.00 per share, or $182.2 million in the aggregate.
As a result of the Domestication, (i) each issued and outstanding Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”), and each issued and outstanding Class B ordinary share, par value $0.0001 per share (the “Class B ordinary shares”), of JAWS Spitfire was converted into one share of common stock, par value $0.00001 per share, of New Velo3D (the “New Velo3D Common Stock”); (ii) each issued and outstanding whole warrant to purchase Class A ordinary shares of JAWS Spitfire automatically represented the right to purchase one share of New Velo3D Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the JAWS Spitfire warrant agreement; and (iii) each issued and outstanding unit of JAWS Spitfire that had not been previously separated into the underlying Class A ordinary shares of JAWS Spitfire and the underlying public warrants (as defined below) prior to the Domestication was cancelled and entitled the holder thereof to one share of New Velo3D Common Stock and one-fourth of one warrant representing the right to purchase one share of New Velo3D Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the JAWS Spitfire warrant agreement.
As a result of the Merger, (i) outstanding shares and options of Velo3D were exchanged for shares of New Velo3D Common Stock or comparable options that were exercisable for shares of New Velo3D Common Stock, as applicable; (ii) outstanding Velo3D warrants not exercised prior to the effective time of the Merger (the “Effective Time”) and not terminated pursuant to their terms were exchanged for comparable warrants that are exercisable for shares of New Velo3D Common Stock based on the number of shares of New Velo3D Common Stock such holder would have received if it had exercised such warrant immediately prior to the Effective Time; and (iii) outstanding Velo3D convertible notes not converted prior to the Effective Time remained outstanding and became convertible into shares of New Velo3D Common Stock in accordance with their terms.
Pursuant to subscription agreements entered into on March 22, 2021 (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 15,500,000 shares of New Velo3D Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $155,000,000 (the “PIPE Financing”). On the Closing Date, the Company consummated the PIPE Financing.
After giving effect to the consummation of the Domestication, the consummation of the Merger, the redemption of public shares as described above, and the consummation of the PIPE Financing, there were 183,163,826 shares of New Velo3D Common Stock issued and outstanding as of the Closing Date.
The New Velo3D Common Stock and the warrants sold in the IPO (the “public warrants”) commenced trading on the New York Stock Exchange (the “NYSE”) under the symbols “VLD” and “VLD WS,” respectively, on September 30, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.
As noted above, an aggregate of $182.2 million was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $162.8 million remained in the trust account. The remaining amount in the trust account and the proceeds from the PIPE Financing were used to fund the Business Combination.
The Business Combination Agreement provided that the obligation of Velo3D to consummate the transactions contemplated by the Business Combination Agreement was conditioned on, among other things, a requirement that the aggregate cash proceeds available in JAWS Spitfire’s trust account (after giving effect to the redemptions of the public shares) and the aggregate cash proceeds actually received by JAWS Spitfire in respect of the PIPE Financing, after deducting (a) JAWS Spitfire’s unpaid transaction expenses and (b) JAWS Spitfire’s unpaid liabilities (the resulting amount, the “Available JAWS Spitfire Cash”), was equal to or greater than $350,000,000 (the “Aggregate Transaction Proceeds”). As a result of the redemptions described above, there was approximately $295.6 million of Available JAWS Spitfire Cash, which was approximately $54.4 million less than the Aggregate Transaction Proceeds. On September 27, 2021, Velo3D agreed to waive the failure to satisfy this Minimum Aggregate Transaction Proceeds condition (the “Waiver”).

FORM 10 INFORMATION
Item 2.01(f) of Form 8-K states that if the registrant was a shell company as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Report may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report may include, for example, statements about:
•our projected financial information, growth rate and market opportunity;
•the ability to maintain the listing of the New Velo3D Common Stock and the public warrants on the NYSE, and the potential liquidity and trading of such securities;
•the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees;
•costs related to the proposed Business Combination;
•changes in applicable laws or regulations;
•the inability to develop and maintain effective internal controls;
•our ability to raise financing in the future
•our success in retaining or recruiting, or changes required in, our officers, key employees or directors
•the period over which we anticipate our existing cash and cash equivalents will be sufficient to fund our operating expenses and capital expenditure requirements;
•the potential for our business development efforts to maximize the potential value of our portfolio;
•regulatory developments in the United States and foreign countries;
•the impact of laws and regulations;

•our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;
•our financial performance;
•the effect of COVID-19 on the foregoing; and
•other factors detailed under the heading “Risk Factors” below.
The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Business
The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Velo3D” beginning on page 202 thereof and that information is incorporated herein by reference.
Risk Factors
The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 31 thereof and are incorporated herein by reference. A summary of these risk factors is included in the Proxy Statement/Prospectus in the section “Summary of the Proxy Statement/Prospectus—Summary of Risk Factors” beginning on page 19 thereof and is incorporated herein by reference.
Financial Information
The financial information of Velo3D is described in the Proxy Statement/Prospectus in the section entitled “Velo3D’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 214 thereof and is incorporated herein by reference.
The financial information of JAWS Spitfire is described in the Proxy Statement/Prospectus in the section entitled “JAWS Spitfire’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 196 thereof and is incorporated herein by reference.
Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of Velo3D and JAWS Spitfire, and to Exhibit 99.2 to this Report, all of which are incorporated herein by reference.
Properties
The properties of the Company are described in the Proxy Statement/Prospectus in the section entitled “Information About Velo3D—Facilities” beginning on page 212 thereof and that information is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of New Velo3D Common Stock as of the Closing Date by:
•each person known by us who is the beneficial owner of more than 5% of the outstanding New Velo3D Common Stock as of the Closing Date;

•each of our current executive officers and directors; and
•all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Closing Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.
Beneficial Ownership Table

Name of Beneficial Owners	Number of Shares of New Velo3D Common Stock Beneficially Owned	Percentage of Outstanding New Velo3D Common Stock
5% Stockholders:
Khosla Ventures V, L.P.(1)	30,350,745	16.6%
Playground Ventures, L.P.(2)	27,079,146	14.8%
PIV Fund I, L.P.(3)	22,874,407	12.5%
Bessemer Venture Partners IX L.P.(4)	21,022,226	11.5%
Bessemer Venture Partners IX Institutional L.P.(4)	16,842,013	9.2%
Directors and Named Executive Officers:
Benyamin Buller(5)	6,792,545	3.7%
William McCombe(6)	619,080	*
Renette Youssef	—	—
Carl Bass(7)	250,082	*
Ricardo Angel	—	—
Jory Bell	—	—
David Cowan	—	—
Michael Idelchik	—	—
Stefan Krause(8)	143,865	*
Ellen Smith	—	—
Sven Strohband	—	—
Gabrielle Toledano	—	—
Matthew Walters	—	—
Directors and executive officers as a group (13 individuals)	7,805,572	4.2%
____________
* Less than one percent.
(1)Represents the 19,069 shares of New Velo3D Common Stock held by Khosla Ventures Seed B (CF), L.P., the 335,972 shares of New Velo3D Common Stock held by Khosla Ventures Seed B, L.P., and the 29,995,704 shares of New Velo3D Common Stock held by Khosla Ventures V, L.P. The general partner of Khosla Ventures Seed B, L.P. (“Seed B”) and Khosla Ventures Seed B (CF), L.P. (“Seed B CF”) is Khosla Ventures Seed Associates B, LLC (“KVSA B”). The general partner of Khosla Ventures V, L.P. (“KV V”) is Khosla Ventures Associates V, LLC (“KVA V”). Vinod Khosla is the managing member of VK Services, LLC (“VK Services”), which is the manager of KVSA B and KVA V. Each of KVSA B, KVA V, VK Services and Vinod Khosla may be deemed to possess voting and investment control over such securities held by Seed B, Seed B CF and KV V, and each of KVSA B, KVA V, VK Services and Vinod Khosla may be deemed to have indirect beneficial ownership of such securities held by Seed B, Seed B CF and KV V. Each Reporting Person disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein.
(2)Playground Ventures, L.P. ("Playground Ventures") is managed by Playground Global, LLC ("Playground Global"). Playground Global is managed by a five member board that includes Jory Bell. Mr. Bell disclaims beneficial ownership of the shares of New Velo3D Common Stock held by Playground Ventures except to the extent of his pecuniary interest, if any, in such shares.
(3)Consists of 22,874,407 shares of New Velo3D Common Stock held directly by PIV Fund I, L.P. (“PIV Fund I”). PIV GP, L.L.C. ("PIV GP") is the general partner of PIV Fund I. Ricardo Angel is the sole managing member of PIV GP and Mr. Angel and Mark Stout Gudiksen are the managing partners of Piva Capital Inc., the management company of PIV Fund I, and, therefore, Messrs. Angel and Gudiksen may be deemed to share voting and investment power over the shares held by PIV Fund I.
(4)Shares of New Velo3D Common Stock are owned by Bessemer Venture Partners IX L.P., or Bessemer IX and Bessemer Venture Partners IX Institutional L.P., or Bessemer Institutional, and together with Bessemer IX, the Bessemer Entities. Deer IX & Co. L.P., or Deer IX L.P., is the general partner of Bessemer IX and Bessemer Institutional. Deer IX & Co. Ltd., or Deer IX Ltd., is the general partner of Deer IX L.P. Robert P. Goodman, David Cowan, Jeremy Levine, Byron Deeter, Robert M. Stavis and Adam Fisher are the directors of Deer IX Ltd. and hold the voting and dispositive power for Bessemer IX and Bessemer Institutional. Investment and voting decisions with respect to the shares held by Bessemer IX and Bessemer Institutional are made by the directors of Deer IX Ltd. acting as an investment committee. Mr. Cowan disclaims beneficial ownership of the shares of New Velo3D Common Stock held by the Bessemer Entities except to the extent of his pecuniary interest, if any, in such shares. The address for the Bessemer Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538.
(5)Represents (i) 4,889,600 shares of New Velo3D Common Stock and (ii) 1,902,945 shares of New Velo3D Common Stock subject to options exercisable within 60 days of the Closing Date.
(6)Represents 619,080 options that are exercisable within 60 days of the Closing Date.
(7)Represents 250,082 options that are exercisable within 60 days of the Closing Date.
(8)Represents 143,866 options that are exercisable within 60 days of the Closing Date.

Directors and Executive Officers
The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management of New Velo3D Following the Business Combination” beginning on page 240 thereof and that information is incorporated herein by reference.
Directors
The Company’s Board initially consists of twelve directors and is classified into three classes of directors. Effective upon Closing, the following persons constitute the Company’s Board: Benyamin Buller, William McCombe, Carl Bass, Ricardo Angel, Jory Bell, David Cowan, Michael Idelchik, Stefan Krause, Ellen Smith, Sven Strohband, Gabrielle Toledano and Matthew Walters. Barry S. Sternlicht, Andy Appelbaum, Mark Vallely and Serena J. Williams resigned as directors of the Company. Effective as of the Closing, Mr. Angel, Mr. Bell, Mr. Cowan and Mr. Strohband serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Mr. Bass, Mr. Idelchik, Mr. Krause and Ms. Smith serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Mr. Buller, Mr. McCombe, Ms. Toledano and Mr. Walters serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Following a transition period not to last longer than six months from the consummation of the Business Combination, the Board will consist of nine directors. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Velo3D Following the Business Combination” beginning on page 240, which is incorporated herein by reference.
Committees of the Board of Directors
Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and governance committee (the “Nominating and Governance Committee”). Each of the committees reports to the Board.
Effective as of the Closing, the Board appointed Mr. Krause, Ms. Smith and Mr. Walters to serve on the Audit Committee, with Mr. Krause as chair. The Board appointed Ms. Toledano, Mr. Angel, and Mr. Bass to serve on the Compensation Committee, with Ms. Toledano as chair. The Board appointed Mr. Bell, Mr. Cowan, Mr. Idelchik and Mr. Walters to serve on the Nominating and Governance Committee, with Mr. Bell as chair.

The committees of the Board are further described in the Proxy Statement/Prospectus in the section entitled “Management of New Velo3D Following the Business Combination—Committees of the Board of Directors” beginning on page 244 thereof and that information is incorporated herein by reference.
Executive Officers
Effective as of the Closing, each of Mr. Sternlicht, Mr. Walters and Michael Racich resigned as the Chairman of the Board of Directors, Chief Executive Officer, and Chief Financial Officer of the Company, respectively. Effective as of the Closing, the Board appointed Mr. Buller to serve as Chief Executive Officer, Mr. McCombe to serve as Chief Financial Officer and Renette Youssef to serve as Chief Marketing Officer of the Company. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Velo3D Following the Business Combination” beginning on page 240, which is incorporated herein by reference.
Executive Compensation
Executive Compensation and Director Compensation
The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Prospectus in the sections entitled “Management of New Velo3D Following the Business Combination—Non-Employee Director Compensation” and “—Executive Compensation Prior to the Business Combination” beginning on pages  246 and 247 thereof, respectively, and that information is incorporated herein by reference.
In addition, on the Closing Date, the Board adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Our non-employee directors will receive an annual cash retainer of $50,000, payable monthly, and an annual grant of restricted stock units (“RSUs”) with an aggregate grant-date value of $200,000 (the “Grant Date Value”). A non-employee director’s annual RSU award will be granted on the date of each annual meeting of our stockholders (commencing with our 2022 annual meeting of stockholders) and will vest in equal quarterly installments, provided such director continues to serve as a director through each vesting date. In addition, new non-employee directors will receive an initial RSU award upon joining the Board, with a Grant Date Value that is prorated for the period from the grant date to the next annual meeting of stockholders, which will vest on the first anniversary of the grant date, provided such director continues to serve as a director through the vesting date.

Each of Mr. Idelchik, Ms. Smith, Ms. Toldeno and Mr. Walters were deemed to be a new non-employee director as of the Closing. Mr. Idelchik, Ms. Smith and Ms. Toldeno will each receive an initial RSU award having a Grant Date Value of $166,666, and Mr. Walters will receive an initial RSU award having a Grant Date Value of $133,333, which awards are expected to be granted following the Closing upon our filing of a Form S-8 registration statement registering shares of New Velo3D Common Stock reserved for issuance under the Equity Incentive Plan (as defined below), provided such director continues to serve as a director on the grant date.

The Chairman of our Board will receive an additional annual cash retainer of $60,000. Members of our audit committee will receive an additional annual cash retainer of $10,000, and the chairperson of our Audit Committee will receive an additional cash retainer of $10,500 (in lieu of the annual retainer for membership on the Audit Committee). Members of our Compensation Committee will receive an additional annual cash retainer of $6,000, and the chairperson of our Compensation Committee will receive an additional cash retainer of $9,000 (in lieu of the annual retainer for membership on the Compensation Committee). Members of our Nominating and Governance Committee (including the chairperson of the Nominating and Governance Committee) will receive an additional annual cash retainer of $5,000.
On the Closing Date, the Board approved forms of a stock option agreement, RSU agreement, rollover option agreement, restricted stock agreement, stock appreciation right agreement, stock bonus agreement, and performance shares agreement for use in connection with awards issued pursuant to the  Velo3D, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The forms of these award agreements are included as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 to this Report, respectively and are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is currently, or has been at any time, one of the Company’s officers or employees. Mr. Buller and Mr. McCombe each serve as an executive officer of the Company, effective as of the Closing, but have not served on the Compensation Committee. No other executive officer of the Company has served as a member of the board of directors or as a member of the compensation or similar committee of any entity that has one or more executive officers who served on the Board or Compensation Committee.
Certain Relationships and Related Party Transactions, and Director Independence
Certain Relationships and Related Party Transactions
Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 255 thereof and are incorporated herein by reference.
On the Closing Date, the Company and certain holders of New Velo3D Common Stock (including Spitfire Sponsor LLC (the “Sponsor”) and each of Mr. Appelbaum, Mr. Vallely and Ms. Williams) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), which terminated and replaced the registration rights agreement JAWS Spitfire entered into on December 2, 2020 in connection with the IPO and pursuant to which, among other things, such holders of New Velo3D Common Stock have been granted certain registration rights with respect to their respective shares of New Velo3D Common Stock.
In particular, the Amended and Restated Registration Rights Agreement provides for the following:
•Demand registration rights.   At any time after the RRA Lock-Up Period (as defined below), we will be required, upon the written request of certain holders of registrable securities, to file a registration statement and use commercially reasonable efforts to effect the registration of all or part of their registrable securities, including, under certain circumstances, the offering of such registrable securities in the form of an underwritten offering. We are not obligated to effect (i) more than two demand registrations or (ii) any demand registration if an effective registration statement on Form S-3 or its successor form, or, if we are ineligible to use Form S-3, a registration statement on Form S-1, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), registering the resale from time to time by the holders of all of the registrable securities then held by such holders that are not covered by an effective resale registration statement (a “Resale Shelf Registration Statement”) already on file with the SEC.
•Shelf registration rights.   No later than 30 days following the Closing Date, we will file a Resale Shelf Registration Statement registering all of the registrable securities held by certain equityholders of the Company (including the Sponsor and each of each of Mr. Appelbaum, Mr. Vallely and Ms. Williams) that are not covered by an effective registration statement. We will use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing.
•Piggy-back registration rights.   At any time after the Closing Date, if we propose to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for our own account or for the account of any other person, subject to certain exceptions, the holders of registrable securities are entitled to include their registrable securities in such registration statement.
•Expenses and indemnification.   All fees, costs and expenses of underwritten registrations will be borne by us and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Amended and Restated Registration Rights Agreement will contain customary cross-indemnification provisions, under which we are obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the applicable registration statement attributable to us, and holders of registrable securities are obligated to indemnify us for material misstatements or omissions attributable to them.
•Registrable securities.   Securities of the Company will cease to be registrable securities when (i) a registration statement with respect to the sale of such securities will have become effective under the Securities Act and such securities will have been disposed of in accordance with such registration statement, (ii) such securities will have been otherwise transferred, new certificates or book-entry positions for them not bearing a legend restricting further transfer will have been delivered by us and subsequent public distribution of them will not require registration under the Securities Act, (iii) such securities will have ceased to be outstanding, (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction and (v) with respect to a holder of registrable securities, when all such securities held by such holder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144 promulgated under the Securities Act (or any successor rule).
•Lock-up.   The holders of registrable securities each agreed, without the prior written consent of the Board, not to transfer certain securities during the period commencing on the Closing Date and ending on six-month anniversary thereof (the “RRA Lock-Up Period”) subject to certain customary exceptions; provided that the Board may determine to end the RRA Lock-Up Period at any earlier date with respect to any registrable securities so long as such early termination applies to any registrable securities held by each holder thereof on a pro rata basis in proportion to the registrable securities then held by each such holder.
The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the text of the Amended and Registration Rights Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.
Independence of Directors
The NYSE listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The Board has determined that each individual member of the Board other than Mr. Buller and Mr. McCombe are “independent directors” as defined in the NYSE listing standards. In addition, the Board has determined that each individual member of the audit committee are “independent directors” as defined by applicable SEC rules.
Legal Proceedings
Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Velo3D—Legal Proceedings” beginning on page 213, which is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
Market Information and Dividends
The New Velo3D Common Stock and the public warrants commenced trading on the NYSE under the symbols “VLD” and “VLD WS,” respectively, on September 30, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A ordinary shares and warrants of JAWS Spitfire. JAWS Spitfire’s units ceased trading separately on the NYSE on September 30, 2021. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.
Holders of Record
As of the Closing Date and following the completion of the Business Combination, including the redemption of public shares as described above, the Company had 183,163,826 shares of New Velo3D Common Stock outstanding held of record by 198 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.
Securities Authorized for Issuance Under Equity Compensation Plans
Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Incentive Award Plan Proposal” beginning on page 136 thereof and “Employee Stock Purchase Plan Proposal” beginning on page 141 thereof, which are incorporated herein by reference. The Equity Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, and the Velo3D, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder, including the initial share reserve thereunder, were approved by JAWS Spitfire’s shareholders at the Extraordinary General Meeting.

Recent Sales of Unregistered Securities
Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the New Velo3D Common Stock in connection with the PIPE Financing, which is incorporated herein by reference.
Description of Registrant’s Securities to be Registered
The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of New Velo3D Securities” beginning on page 261 thereof and that information is incorporated herein by reference. As described below, the Company’s restated certificate of incorporation (the “Certificate of Incorporation”) was approved by JAWS Spitfire’s shareholders at the Extraordinary General Meeting and became effective as of the Closing Date.
Indemnification of Directors and Officers
The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the sections entitled “Certain Relationships and Related Party Transactions—Certain Relationships and Related Person Transactions-Velo3D—Indemnification Agreements” and “Description of New Velo3D Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on pages 258 and 265 thereof, respectively, and that information is incorporated herein by reference.
On the Closing Date, the Company entered into new indemnification agreements with each of its directors and executive officers. The indemnification agreements provide that the Company will indemnify each of its directors and executive officers against any and all expenses incurred by that director or executive officer of his or her status as one of the Company’s directors or executive officers, to the fullest extent permitted by Delaware law, the Certificate of Incorporation and the Company’s bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors and executive officers in connection with a legal proceeding involving his or her status as a director or executive officer.
The foregoing description of the indemnification agreements is qualified in its entirety by the text of the form of director and officer indemnification agreement, which is included as Exhibit 10.18 to this Report and is incorporated herein by reference.
Financial Statements and Supplementary Data
Reference is made to the disclosure set forth under Item 9.01 of this Report relating to the financial information of the Company, and to Exhibit 99.2 to this Report, all of which are incorporated herein by reference.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in the Company’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
On the Closing Date, the Company consummated the PIPE Financing. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.
The Company issued the shares of New Velo3D Common Stock pursuant to the PIPE Financing under Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering. Each of the investors in the PIPE Financing represented that it was a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an institutional “accredited investor” within the meaning of Rule 501(a) under the Securities Act and that it was not acquiring such shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, and appropriate legends were affixed to the certificates representing such shares (or reflected in restricted book entry with the Company’s transfer agent). The investors also represented that they had received such information as they deemed necessary in order to make an investment decision with respect to the shares.

Item 3.03.	Material Modification to Rights of Security Holders
The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant
On September 29, 2021, the Audit Committee of the Board informed WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, that it was dismissed as the Company’s independent registered public accounting firm. The Audit Committee of the Board also approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. PwC served as the independent registered public accounting firm of Velo3D prior to the Business Combination.
Withum’s report (“Withum’s Report”) on JAWS Spitfire’s financial statements as of December 31, 2020 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from September 11, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than as follows:
Withum’s Report contained a separate paragraph stating that:
“As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.”
During the period from September 11, 2020 (inception) through December 31, 2020 and the subsequent period through October 5, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.
During the period from September 11, 2020 (inception) to December 31, 2020 and the subsequent period through October 5, 2021, the Company did not consult with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by PwC that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01.	Changes in Control of the Registrant.
The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Party Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.
In addition, the Equity Incentive Plan and the ESPP became effective on the Closing Date. The material terms of the Equity Incentive Plan and the ESPP are described in the Proxy Statement/Prospectus in the sections entitled “Incentive Award Plan Proposal” beginning on page 136 thereof and “Employee Stock Purchase Plan Proposal” beginning on page 141 thereof, which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 22, 2021, in connection with the consummation of the Business Combination, the Certificate of Incorporation became effective as of the Closing Date, and the Company adopted restated bylaws (the “Bylaws”).
Copies of the Certificate of Incorporation and the Bylaws are attached as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.
The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of JAWS Spitfire’s shares are included in the Proxy Statement/Prospectus under the sections titled “Charter Proposal,” Governing Documents Proposals,” “Governing Documents Proposal A—Advisory Vote on the Approval of Authorization of Change to Authorized Share Capital, as Set Forth in the Proposed Governing Documents,” “Governing Documents Proposal B—Advisory Vote on the Approval of Proposal Regarding Issuance of Preferred Stock of New Velo3D at the Board of Directors’ Sole Discretion, as Set Forth in the Proposed Governing Documents,” “Governing Documents Proposal C—Advisory Vote on the Approval of Proposal Regarding the Ability of Stockholders to Act by Written Consent, as Set Forth in the Proposed Governing Documents,” “Governing Documents Proposal D—Advisory Vote on the Approval of Other Changes in Connection With Adoption of the Proposed Governing Documents,” “Comparison of Corporate Governance and Shareholder Rights” and “Description of Securities” beginning on pages 120, 122, 126, 128, 130, 131, 259 and 261 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status
As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal” beginning on page 86, which is incorporated herein by reference.

Item 8.01.	Other Events.
On September 29, 2021, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.
(a) Financial statements of businesses acquired.
The (i) audited balance sheets of Velo3D, Inc. as of December 31, 2020 and 2019, the related statements of operations and comprehensive loss of changes in redeemable convertible preferred stock and stockholders’ deficit and of cash flows for the years then ended, including related notes, and (ii) the unaudited condensed balance sheet of Velo3D, Inc as of June 30, 2021, the related statements of operations and comprehensive loss, of changes in redeemable convertible preferred stock and stockholders’ deficit and of cash flows for the six months ended June 30,

2021 and 2020, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-44 and are incorporated herein by reference.
The (i) audited balance sheet of JAWS Spitfire as of December 31, 2020, the related statements of operations, changes in shareholders’ equity and cash flows for the period from September 11, 2020 (inception) through December 31, 2020, and the related notes, and (ii) the unaudited condensed consolidated balance sheet of JAWS Spitfire as of June 30, 2021, the related statements of operations, changes in shareholders’ equity and cash flows for the three and six months ended June 30, 2021, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is filed as Exhibit 99.2 and is incorporated herein by reference.
(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1*	Business Combination Agreement, dated as of March 22, 2021, by and among JAWS Spitfire Acquisition Corporation, Spitfire Merger Sub, Inc., and Velo3D, Inc.	8-K	2.1	03/23/2021
2.2	Amendment No. 1 to the Business Combination Agreement, dated July 20, 2021, by and among JAWS Spitfire Acquisition Corporation, Spitfire Merger Sub, Inc., and Velo3D, Inc.	S-4/A	Annex AA	07/20/2021
3.1	Certificate of Incorporation of Velo3D, Inc.
3.2	Restated Bylaws of Velo3D, Inc.
4.1	Specimen Unit Certificate	S-1	4.1	11/27/2020
4.2	Specimen Ordinary Share Certificate	S-1	4.2	11/27/2020
4.3	Specimen Warrant Certificate	S-1	4.3	11/27/2020
4.4	Certificate of Corporate Domestication of JAWS Spitfire Acquisition Corporation
4.5	Warrant Agreement between Continental Stock Transfer & Trust Company and JAWS Spitfire Acquisition Corporation, dated December 7, 2020	8-K	4.1	12/8/2020
10.1	Sponsor Letter Agreement, dated as of March 22, 2021, by and among Spitfire Sponsor LLC, certain other holders set forth on Schedule I thereto, JAWS Spitfire Acquisition and Velo3D, Inc.	8-K	10.2	03/23/2021
10.2	Form of Subscription Agreement	8-K	10.1	03/23/2021
10.3	Amended and Restated Registration Rights Agreement, dated September 29, 2021, by and among the Company, Spitfire Sponsor LLC, and other Holders party thereto
10.4	2014 Equity Incentive Plan
10.5	2021 Equity Incentive Plan
10.6	Form of Option Award Agreement
10.7	Form of RSU Award Agreement

10.8	Form of Rollover Option Award Agreement
10.9	Form of Restricted Stock Award Agreement
10.10	Form of Stock Appreciation Right Award Agreement
10.11	Form of Stock Bonus Award Agreement
10.12	Form of Performance Shares Award Agreement
10.13	2021 Employee Stock Purchase Plan
10.14	Lock-Up Agreement with Mr. Buller	S-4	10.9	05/13/2021
10.15	Employment Agreement between Velo3D, Inc. and Mr. McCombe	S-4/A	10.10	06/29/2021
10.16	Addendum to Employment Agreement between Velo3D, Inc. and Mr. McCombe	S-4/A	10.11	06/29/2021
10.17	Employment Agreement between Velo3D, Inc. and Ms. Youssef	S-4/A	10.12	06/29/2021
10.18	Form of Director and Officer Indemnification Agreement
10.19	Lease by and between Velo3D, Inc. and Division Street Property II, LLC, dated February 19, 2016
10.20	First Amendment to Lease by and between Velo3D, Inc. and Division Street Property II, LLC, dated April 7, 2021
10.21*	Lease by and between Velo3D, Inc. and Colfin 2019-2D Industrial Owner, LLC, dated June 28, 2021
10.22*	Third Amended and Restated Loan and Security Agreement between Silicon Valley Bank and Velo3D, Inc., dated May 14, 2021
10.23*	Mezzanine Loan and Security Agreement among Silicon Valley Bank, as Agent, Silicon Valley Bank, as Lender, Hercules Capital, Inc., as Lender, and Velo3D, Inc. as Borrower, dated May 14, 2021
16.1	Letter from Withum to the U.S. Securities and Exchange Commission dated October 5, 2021
21.1	List of Subsidiaries
99.1	Press release dated September 29, 2021
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020
_____________
*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	October 5, 2021	By:	/s/ Benyamin Buller
		Name:	Benyamin Buller
		Title:	Chief Executive Officer